AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED DECEMBER 12, 2014
TO
PROSPECTUS AND SUMMARY PROSPECTUS DATED MARCH 1, 2014
(AS SUPPLEMENTED THROUGH OCTOBER 1, 2014)

AMERICAN INDEPENDENCE STOCK FUND

(TICKER SYMBOLS: IFCSX, ISFSX, ISISX, ISFRX)

At a Board meeting held on November 18, 2014 (“Board Meeting”), American Independence Financial Services, LLC (“American Independence”) recommended AJO, LP (“AJO”) as sub-advisor to the American Independence Stock Fund (the “Fund”). At that same Board Meeting, the Trust’s Board, including a majority of the Independent Trustees, after careful consideration, approved AJO as sub-adviser and a Form of Sub-Advisory Agreement between American Independence and AJO on behalf of the Fund (“New Sub-Advisory Agreement”), subject to the approval of the Fund’s shareholders.

Under American Independence’s supervision, AJO will be responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund.  AJO is an independent, registered investment adviser located at 230 S. Broad St., Floor. 20, Philadelphia, PA 19102. As of November 30, 2014, AJO managed $25.1 billion in assets.

Shareholders of record will receive a proxy statement in January, 2015, containing additional details regarding the New Sub-Advisory Agreement and details regarding the special meeting of shareholders. Until such time as the shareholders of the Fund approve the New Sub-Advisory Agreement, the Fund will be managed by the current portfolio team disclosed in the Fund’s Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE